Exhibit (g)(1)

December 14, 2020

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02210

Attention: Mark Branigan, Vice President

Re: Appendix A to Master Custodian Agreement dated September 26, 2008 for JH Funds II and JH VIT

Dear Mark:

In accordance with the Master Custodian Agreement dated as of September 26, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to John Hancock Funds II and John Hancock Variable Insurance Trust.

Sincerely,

JOHN HANCOCK FUNDS II

By:	/s/ Charles Rizzo
Name:	Charles Rizzo
Title:

JOHN HANCOCK VARIABLE INSURANCE TRUST

By:	/s/ Charles Rizzo
Name:	Charles Rizzo
Title:

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan
Name:	Mark Branigan
Title:

Effective Date: December 14, 2020

Attachment

APPENDIX A

To the

MASTER CUSTODIAN AGREEMENT

Dated as of September 26, 2008

Between JOHN HANCOCK FUNDS II

and STATE STREET BANK AND

TRUST COMPANY

Effective as of December 14, 2020

Portfolios of John Hancock Funds II:	Adviser: John Hancock Investment Management, LLC. Subadviser for Fund:
Absolute Return Currency Fund	First Quadrant, L.P.
Alternative Asset Allocation Fund	Manulife Investment Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Incorporated
Diversified Strategies Fund	Manulife Investment Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Floating Rate Income Fund	BCSF Advisors, LP
Fundamental All Cap Core Fund	Manulife Investment Management (US) LLC
Opportunistic Fixed Income Fund	Wellington Management Company LLP
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company, LLC
Multi-Asset High Income Fund	Manulife Investment Management (US) LLC
Multi-Index Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
Multimanager Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
Multi-Index Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
Multimanager Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
Multi-Index Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
Multimanager Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
Multi-Index Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
Multimanager Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
Multi-Index Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
Multimanager Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
New Opportunities Fund	GW&K Investment Management, LLC
A-1

Real Estate Securities Fund	DWS Investment Management Americas, Inc.
Multi-Index 2020 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2025 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2030 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2035 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2040 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2045 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2050 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2055 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2060 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2065 Preservation Portfolio	Manulife Investment Management (US) LLC
Multi-Index Income Preservation Portfolio	Manulife Investment Management (US) LLC
Retirement Income 2040 Fund	Manulife Investment Management (North America) Limited
Multimanager 2010 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2015 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2020 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2025 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2030 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2035 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2040 Lifetime Portfolio	Manulife Investment Management (US) LLC
A-2

Multimanager 2045 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2050 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2055 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2060 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multimanager 2065 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2010 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2015 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2020 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2025 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2030 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2035 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2040 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2045 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2050 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2055 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2060 Lifetime Portfolio	Manulife Investment Management (US) LLC
Multi-Index 2065 Lifetime Portfolio	Manulife Investment Management (US) LLC
Science & Technology Fund	T. Rowe Price Associates, Inc. & Allianz Global Investors U.S. LLC
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Redwood
Small Cap Value Fund	Wellington Management Company LLP
Strategic Equity Allocation Fund	Manulife Investment Management (US) LLC
Strategic Income Opportunities Fund	Manulife Investment Management (US) LLC
A-3

U.S. High Yield Bond Fund	Wells Capital Management, Incorporated
U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC

Between JOHN HANCOCK

VARIABLE INSURANCE TRUST

and STATE STREET BANK AND TRUST COMPANY

Portfolios of John Hancock Variable Insurance Trust:	Adviser: John Hancock Variable Trust Advisers LLC. Subadviser for Fund:
500 Index Trust	Manulife Investment Management (North America) Limited
Active Bond Trust	Manulife Investment Management (US) LLC
American Asset Allocation Trust	Capital Research and Management Company
American Global Growth Trust	Capital Research and Management Company
American Growth Trust	Capital Research and Management Company
American Growth-Income Trust	Capital Research and Management Company
American International Trust	Capital Research and Management Company
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Select Bond Trust	Manulife Investment Management (US) LLC
Capital Appreciation Trust	Jennison Associates LLC
Capital Appreciation Value Trust	T. Rowe Price Associates, Inc.
Core Bond Trust	Wells Capital Management, Incorporated
Equity Income Trust	T. Rowe Price Associates, Inc.
Financial Industries Trust	Manulife Investment Management (US) LLC
Fundamental All Cap Core Trust	Manulife Investment Management (US) LLC
Fundamental Large Cap Value Trust	Manulife Investment Management (US) LLC
Opportunistic Fixed Income Trust	Wellington Management Company LLP
Health Sciences Trust	T. Rowe Price Associates, Inc.
High Yield Trust	Western Asset Management Company, LLC
Investment Quality Bond Trust	Wellington Management Company LLP
Lifestyle Aggressive Portfolio	Manulife Investment Management (US) LLC
Managed Volatility Aggressive Portfolio	Manulife Investment Management (US) LLC
Lifestyle Balanced Portfolio	Manulife Investment Management (US) LLC
Managed Volatility Balanced Portfolio	John Hancock Asset Management a division of Manulife Investment Management (US) LLC
A-4

Lifestyle Conservative Portfolio	Manulife Investment Management (US) LLC
Managed Volatility Conservative Portfolio	Manulife Investment Management (US) LLC
Lifestyle Growth Portfolio	Manulife Investment Management (US) LLC
Managed Volatility Growth Portfolio	Manulife Investment Management (US) LLC
Lifestyle Moderate Portfolio	Manulife Investment Management (US) LLC
Managed Volatility Moderate Portfolio	Manulife Investment Management (US) LLC
Mid Cap Index Trust	Manulife Investment Management (North America) Limited
Mid Cap Stock Trust	Wellington Management Company LLP
Mid Value Trust	T. Rowe Price Associates, Inc.
Money Market Trust	Manulife Investment Management (US) LLC
Global Equity Trust	Manulife Investment Management (US) LLC
Real Estate Securities Trust	DWS Investment Management Americas Inc.
Science & Technology Trust	T. Rowe Price Associates, Inc. & Allianz Global Investors U.S. LLC
Short Term Government Income Trust	Manulife Investment Management (US) LLC
Small Cap Stock Trust	Wellington Management Company LLP
Small Cap Index Trust	Manulife Investment Management (North America) Limited
Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Small Cap Value Trust	Wellington Management Company LLP
Small Company Value Trust	T. Rowe Price Associates Inc.
Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC
Strategic Income Opportunities Trust	Manulife Investment Management (US) LLC
Total Bond Market Trust	Manulife Investment Management (US) LLC
Total Stock Market Index Trust	Manulife Investment Management (North America) Limited
Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC
A-5